Exhibit 24.1

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Denson N. Franklin III and Elizabeth H. Townsend and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 12th day of February, 2021.

/s/ Melissa H. Anderson
Melissa H. Anderson

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Denson N. Franklin III and Elizabeth H. Townsend and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 12th day of February, 2021.

/s/ Thomas A. Fanning
Thomas A. Fanning

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Denson N. Franklin III and Elizabeth H. Townsend and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 12th day of February, 2021.

/s/ O. B. Grayson Hall, Jr.
O.B. Grayson Hall, Jr.

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Denson N. Franklin III and Elizabeth H. Townsend and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 12th day of February, 2021.

/s/ J. Thomas Hill
J. Thomas Hill

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Denson N. Franklin III and Elizabeth H. Townsend and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 12th day of February, 2021.

/s/ Cynthia L. Hostetler
Cynthia L. Hostetler

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Denson N. Franklin III and Elizabeth H. Townsend and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 12th day of February, 2021.

/s/ Richard T. O’Brien
Richard T. O’Brien

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Denson N. Franklin III and Elizabeth H. Townsend and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 12th day of February, 2021.

/s/ James T. Prokopanko
James T. Prokopanko

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Denson N. Franklin III and Elizabeth H. Townsend and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 12th day of February, 2021.

/s/ Kathleen L. Quirk
Kathleen L. Quirk

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Denson N. Franklin III and Elizabeth H. Townsend and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 12th day of February, 2021.

/s/ David P. Steiner
David P. Steiner

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Denson N. Franklin III and Elizabeth H. Townsend and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 12th day of February, 2021.

/s/ Lee J. Styslinger III
Lee J. Styslinger III

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Denson N. Franklin III and Elizabeth H. Townsend and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 12th day of February, 2021.

/s/ George Willis
George Willis